Exhibit 4.3

EXECUTION COPY

YEXT, INC.

FIFTH AMENDED AND RESTATED VOTING AGREEMENT

FIFTH AMENDED AND RESTATED VOTING AGREEMENT

THIS FIFTH AMENDED AND RESTATED VOTING AGREEMENT (this “Agreement”) is made and entered into as of this 28th day of May, 2014, by and among Yext, Inc., a Delaware corporation (the “Company”), each holder of the Company’s Series A Preferred Stock, $0.001 par value per share (“Series A Preferred Stock”), listed on Schedule A (the “Series A Holders”), each holder of Series B Preferred Stock, $0.001 par value per share (“Series B Preferred Stock”), listed on Schedule A (the “Series B Holders”), each holder of Series C Preferred Stock, $0.001 par value per share (“Series C Preferred Stock”), listed on Schedule A (the “Series C Holders”), each holder of Series D Preferred Stock, $0.001 par value per share (“Series D Preferred Stock”), listed on Schedule A (the “Series D Holders”), each holder of Series E Preferred Stock, $0.001 par value per share (“Series E Preferred Stock”), listed on Schedule A (the “Series E Holders”) and each person or entity named as a “Purchaser” of the Company’s Series F Preferred Stock, $0.001 par value per share (the “Series F Preferred Stock” and together with the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock, the “Preferred Stock”), in the Purchase Agreement identified below (the “Series F Purchasers”) (the Series A Holders, the Series B Holders, the Series C Holders, the Series D Holders, the Series E Holders and the Series F Purchasers, together with any subsequent investors, or transferees, who become parties hereto as “Investors” pursuant to the terms herein, the “Investors”) and those certain stockholders of the Company listed on Schedule B (together with any subsequent stockholders, or any transferees, who become parties hereto as “Key Holders” pursuant to the terms herein, the “Key Holders”, and together collectively with the Investors, the “Stockholders”).

RECITALS

WHEREAS, the Company, certain Investors and the Key Holders previously entered into a Fourth Amended and Restated Voting Agreement, dated as of June 11, 2012 (the “Prior Agreement”), which included the right, among other rights, to designate the election of certain members of the board of directors of the Company (the “Board”) and which governed the rights of the Company, the Investors and the Key Holders with respect to a Sale of the Company (as defined below);

WHEREAS, the Prior Agreement may be amended, modified or terminated and the observance of any term thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) by the written consent of (a) the Company; (b) the Key Holders holding sixty-percent (60%) of the Shares (as defined below) then held by all of the Key Holders, which holders shall include at least one of Howard Lerman, Brian Distelburger and Brent Metz (collectively, the “Founders”); provided, that at such time, the Founders, collectively, hold at least one-third (1/3) of the Shares then held by all of the Key Holders; and (c) the holders of at least fifty percent (50%) of the shares of Common Stock (as defined below) issued or issuable upon conversion of the shares of Preferred Stock then held by the Investors (voting as a single class and on an as-converted basis);

WHEREAS, the undersigned Key Holders, which includes at least one of the Founders, hold at least sixty percent (60%) of the outstanding Shares held by the Key Holders (and the

Founders, collectively, hold over one-third (1/3) of such shares); and the undersigned Investors hold at least fifty percent (50%) of the shares of Common Stock issued or issuable upon conversion of the shares of Preferred Stock held by the Investors (voting as a single class and on an as-converted basis);

WHEREAS, the Company and the Key Holders desire to induce the Series F Purchasers to purchase shares of Series F Preferred Stock pursuant to that certain Series F Preferred Stock Purchase Agreement, dated as of the date hereof, by and among the Company and the Series F Purchasers (the “Purchase Agreement”), by terminating and superseding, in its entirety, the Prior Agreement to provide the Investors with the rights and privileges set forth herein, including the right, among other rights, to designate the election of certain members of the Board in accordance with the terms of this Agreement; and

WHEREAS, the Sixth Amended and Restated Certificate of Incorporation of the Company, as may be amended and/or restated from time to time (the “Restated Charter”) provides that (a) the holders of record of the shares of Series A Preferred Stock, Series B Preferred and Series D Preferred Stock (together, the “Series A/B/D Preferred Stock”), exclusively and voting together as a single class on an as-converted basis, shall be entitled to elect one (1) director of the Company (the “Series A/B/D Preferred Director”); (b) the holders of record of the shares of Series C Preferred Stock, exclusively and as a separate class, shall be entitled to elect one (1) director of the Company (the “Series C Preferred Director”); (c) the holders of record of the shares of common stock of the Company, $0.001 par value per share (the “Common Stock”), exclusively and as a separate class, shall be entitled to elect three (3) directors of the Company; and (d) the holders of record of the shares of Common Stock and Preferred Stock, exclusively and voting together as a single class on an as-converted basis, shall be entitled to elect the balance of the total number of authorized directors of the Company; and

WHEREAS, the parties also desire to enter into this Agreement to set forth their agreements and understandings with respect to how shares of the Company’s capital stock held by them will be voted on, or tendered in connection with, an acquisition of the Company.

NOW, THEREFORE, the Company and the Stockholders each hereby agree to terminate and supersede the Prior Agreement in its entirety as set forth herein, and the parties hereto further agree as follows:

1.                                      Voting Provisions Regarding Board of Directors.

1.1                               Size of the Board. Each Stockholder agrees to vote, or cause to be voted, all Shares owned by such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that the size of the Board shall be set and remain at six (6) directors. For purposes of this Agreement, the term “Shares” shall mean and include any securities of the Company the holders of which are entitled to vote for members of the Board, including without limitation, all shares of Common Stock and Preferred Stock, by whatever name called, now owned or subsequently acquired by a Stockholder, however acquired, whether through stock splits, stock dividends, reclassifications, recapitalizations, similar events or otherwise.

1.2                               Board Composition. Each Stockholder agrees to vote, or cause to be voted, all Shares owned by such Stockholder, or over which such Stockholder has voting control,

from time to time and at all times, in whatever manner as shall be necessary to ensure that at each annual or special meeting of stockholders at which an election of directors is held or pursuant to any written consent of the stockholders, the following persons shall be elected to the Board:

(a)                                 At each election of directors in which the holders of shares of Series A/B/D Preferred Stock are entitled to elect the Series A/B/D Preferred Director, one (1) individual designated by the holders of at least a majority of the shares of Series A/B/D Preferred Stock, voting together as a separate class and on an as-converted basis, which individual shall initially be Andrew Sheehan;

(b)                                 At each election of directors in which the holders of shares of Series C Preferred Stock, voting together as a separate class, are entitled to elect the Series C Preferred Director, one (1) individual designated by the holders of at least a majority of the shares of Series C Preferred Stock, voting together as a separate class, which individual shall initially be Jules Maltz;

(c)                                  At each election of directors in which the holders of shares of Common Stock are entitled to elect three (3) members of the Board, three (3) individuals as follows:

(i)                                     Each of Brian Distelburger and Howard Lerman (each, an “Active Founder” and, collectively, the “Active Founders”) for so long as he: (i) remains a full-time employee of the Company and (ii) holds, together with any Key Holder Trust (as defined in that certain Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of the date hereof, by and among the Company and the other parties thereto) established by such Active Founder (each such Key Holder Trust, an “AF Trust”), at least 20% of the Shares held collectively by such Active Founder and his AF Trust(s), if any, as of the date hereof (the “Threshold Shares”), except that if any Active Founder declines, is unable to serve, is no longer a full-time employee of the Company or, together with such Active Founder’s AF Trust, if any, no longer holds the Threshold Shares, such Active Founder’s successor shall be designated by the holders of at least a majority of the shares of Common Stock, voting together as a separate class; provided that if any Active Founder serving as a director pursuant to this section ceases to serve as a full-time employee of the Company and/or, together with such Active Founder’s AF Trust(s), if any, no longer holds the Threshold Shares, each of the Stockholders shall promptly vote their respective Shares to remove such Active Founder from the Board following such time as such Active Founder is no longer a full-time employee of the Company and/or no longer holds, together with such Active Founder’s AF Trust(s), if any, the Threshold Shares if such Active Founder has not resigned as a member of the Board;

(ii)                                  One individual designated by the holders of at least a majority of the shares of Common Stock (other than shares of Common Stock issued or issuable upon conversion of Preferred Stock), voting together as a separate class, that is reasonably acceptable to at least one of the Active Founders, which individual shall initially be Jesse Lipson; provided that if any Active Founder cease to serve as a full-time employee of the Company and/or no longer holds, together with such Active Founder’s AF Trust, the Threshold Shares, then the director designated in accordance with this Section 1.2(d)(ii) need not be acceptable to such Active Founder;

(d)                                 At each election of directors in which the holders of shares of Common Stock and Preferred Stock, voting together as a single class, are entitled to elect a member of the Board, one (1) individual who shall be mutually acceptable to (i) the Active Founders who are then serving as full-time employees of the Company and (ii) the individuals designated as Board members pursuant to Sections 1.2(a), 1.2(b) and 1.2(c) above, and which individual shall initially be Michael Walrath; provided that, in the event that Michael Walrath resigns or is removed from the Board for any reason, his replacement director shall be mutually acceptable to the (i) Active Founders who are then serving as full-time employees of the Company, (ii) individuals designated as Board members pursuant to Sections 1.2(a), 1.2(b) and 1.2(c) above and (iii) holders of at least a majority of the shares of Series E Preferred Stock, voting together as a separate class.

To the extent that any of clauses (a) through (d) above shall not be applicable, any member of the Board who would otherwise have been designated in accordance with the terms thereof shall instead be voted upon by all the stockholders of the Company entitled to vote thereon in accordance with, and pursuant to, the Restated Charter.

For purposes of this Agreement, an individual, firm, corporation, partnership, association, limited liability company, trust or any other entity (collectively, a “Person”) shall be deemed an “Affiliate” of another Person who, directly or indirectly, controls, is controlled by or is under common control with such Person, including, without limitation, any general partner, managing member, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person.

1.3                               Failure to Designate a Board Member. In the absence of any designation from the Persons or groups with the right to designate a director as specified above, the director previously designated by them and then serving shall be reelected if still eligible to serve as provided herein.

1.4                               Removal of Board Members. Each Stockholder also agrees to vote, or cause to be voted, all Shares owned by such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that:

(a)                                 no director elected pursuant to Sections 1.2 or 1.3 of this Agreement may be removed from office unless (i) such removal is directed or approved by the affirmative vote of the Person, or of the holders of at least a majority of the shares of the Company’s capital stock, entitled under Section 1.2 to designate that director, or (ii) the Person(s) originally entitled to designate or approve such director or occupy such Board seat pursuant to Section 1.2 is no longer so entitled to designate or approve such director or occupy such Board seat. For the avoidance of doubt, no Active Founder may be removed from the Board for so long as such Active Founder (i) remains a full-time employee of the Company and (ii) continues to hold, together with such Active Founder’s AF Trust(s), if any, the Threshold Shares; and

(b)                                 any vacancies created by the resignation, removal or death of a director elected pursuant to Sections 1.2 or 1.3 shall be filled pursuant to the provisions of this Section 1.

All Stockholders agree to execute any written consents required to perform the obligations of this Agreement, and the Company agrees at the request of any party entitled to designate directors to call a special meeting of stockholders for the purpose of electing directors.

1.5                               No Liability for Election of Recommended Directors. No Stockholder, nor any Affiliate of any Stockholder, shall have any liability as a result of designating a person for election as a director for any act or omission by such designated person in his or her capacity as a director of the Company, nor shall any Stockholder have any liability as a result of voting for any such designee in accordance with the provisions of this Agreement.

2.                                      Vote to Increase Authorized Common Stock. Each Stockholder agrees to vote or cause to be voted all Shares owned by such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to increase the number of authorized shares of Common Stock from time to time to ensure that there will be sufficient shares of Common Stock available for conversion of all of the shares of Preferred Stock outstanding at any given time.

3.                                      Drag-Along Right.

3.1                               Definitions. A “Sale of the Company” shall mean either: (a) a transaction or series of related transactions in which a Person, or a group of related Persons, acquires from stockholders of the Company shares representing more than fifty percent (50%) of the outstanding voting power of the Company (a “Stock Sale”); or (b) a transaction that qualifies as a “Deemed Liquidation Event” as defined in the Restated Charter.

3.2                               Actions to be Taken. Subject to Section 3.4 herein, in the event that (i) the Board and (ii) the holders of at least sixty percent (60%) of the shares of Common Stock and Preferred Stock, voting together as a single class and on an as-converted basis (the “Selling Investors”), approve a Sale of the Company in writing, specifying that this Section 3 shall apply to such transaction, then each Stockholder hereby agrees:

(a)                                 if such transaction requires stockholder approval, with respect to all Shares that such Stockholder owns or over which such Stockholder otherwise exercises voting power, to vote (in person, by proxy or by action by written consent, as applicable) all Shares in favor of, and adopt, such Sale of the Company (together with any related amendment to the Restated Charter required in order to implement such Sale of the Company) and to vote in opposition to any and all other proposals that could reasonably be expected to delay or impair the ability of the Company to consummate such Sale of the Company;

(b)                                 if such transaction is a Stock Sale, to sell the same proportion of shares of capital stock of the Company beneficially held by such Stockholder as is being sold by the Selling Investors to the Person to whom the Selling Investors propose to sell their Shares, and, except as permitted in Section 3.3 below, on the same terms and conditions as the Selling Investors;

(c)                                  to execute and deliver all related documentation and take such other action in support of the Sale of the Company as shall reasonably be requested by the Company or the Selling Investors in order to carry out the terms and provision of this Section 3, including without limitation executing and delivering instruments of conveyance and transfer, and any purchase agreement, merger agreement, indemnity agreement, escrow agreement, consent, waiver, governmental filing, share certificates duly endorsed for transfer (free and clear of impermissible liens, claims and encumbrances) and any similar or related documents;

(d)                                 not to deposit, and to cause their Affiliates not to deposit, except as provided in this Agreement, any Shares of the Company owned by such party or Affiliate in a voting trust or subject any Shares to any arrangement or agreement with respect to the voting of such Shares, unless specifically requested to do so by the acquiror in connection with the Sale of the Company;

(e)                                  to refrain from exercising any dissenters’ rights or rights of appraisal under applicable law at any time with respect to such Sale of the Company;

(f)                                   if the consideration to be paid in exchange for the Shares pursuant to this Section 3 includes any securities and due receipt thereof by any Stockholder would require under applicable law (x) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities or (y) the provision to any Stockholder of any information other than such information as a prudent issuer would generally furnish in an offering made solely to “accredited investors” as defined in Regulation D promulgated under the Securities Act of 1933, as amended, the Company may cause to be paid to any such Stockholder in lieu thereof, against surrender of the Shares which would have otherwise been sold by such Stockholder, an amount in cash equal to the fair value (as determined in good faith by the Company) of the securities which such Stockholder would otherwise receive as of the date of the issuance of such securities in exchange for the Shares;

(g)                                  in the event that the Selling Holders, in connection with such Sale of the Company, appoint a stockholder representative (the “Stockholder Representative”) with respect to any indemnification, escrow or similar obligations applicable to or arising directly or indirectly from such Sale of the Company, to consent to (i) the appointment of such Stockholder Representative, (ii) the establishment of any applicable escrow or similar fund in connection with such indemnification or similar obligations, and (iii) the payment of such Stockholder’s pro rata portion of any and all reasonable fees and expenses to such Stockholder Representative in connection with such Stockholder Representative’s services and duties in connection with such Sale of the Company and the related service as the representative of the Stockholders.

3.3                               Exceptions. Notwithstanding the foregoing, a Stockholder will not be required to comply with Section 3.2 above in connection with any proposed Sale of the Company (the “Proposed Sale”) unless:

(a)                                 any representations and warranties to be made by such Stockholder in connection with the Proposed Sale are limited to representations and warranties related to authority, ownership and the ability to convey title to such Shares, including but not limited to representations and warranties that (i) the Stockholder holds all right, title and interest in and to the Shares such Stockholder purports to hold, free and clear of all liens and encumbrances, (ii) the obligations of the Stockholder in connection with the transaction have been duly authorized, if applicable, (iii) the documents to be entered into by the Stockholder have been duly executed by the Stockholder and delivered to the acquirer and are enforceable against the Stockholder in accordance with their respective terms and (iv) neither the execution and delivery of documents to be entered into in connection with the transaction, nor the performance of the Stockholder’s obligations thereunder, will cause a breach or violation of the terms of any agreement, law or judgment, order or decree of any court or governmental agency;

(b)                                 the Stockholder shall not be liable for the inaccuracy of any representation or warranty made by any other Person in connection with the Proposed Sale, other than the Company (and in such event only to the extent that funds may be paid out of an escrow established to cover breach of representations, warranties and covenants of the Company as well as breach by any stockholder of any of identical representations, warranties and covenants provided by all stockholders (the “Escrow”));

(c)                                  the liability, if any, of such Stockholder in connection with the Proposed Sale and for the inaccuracy of any representations and warranties made by the Company in connection with such Proposed Sale, is several and not joint with any other Person (except to the extent that funds may be paid out of the Escrow), and is pro rata in proportion to the amount of consideration paid to such Stockholder in connection with such Proposed Sale (in accordance with the provisions of the Restated Charter);

(d)                                 liability shall be limited to such Stockholder’s applicable share (determined based on the respective proceeds payable to each Stockholder in connection with such Proposed Sale in accordance with the provisions of the Restated Charter) that is contributed to a negotiated Escrow but that in no event exceeds the amount of consideration otherwise payable to such Stockholder in connection with such Proposed Sale, except with respect to claims related to fraud by such Stockholder, the liability for which need not be limited as to such Stockholder;

(e)                                  upon the consummation of the Proposed Sale, (i) each holder of each class or series of the Company’s stock will receive the same form of consideration for their shares of such class or series as is received by other holders in respect of their shares of such same class or series of stock, (ii) each holder of a share of a series of Preferred Stock will receive the same amount of consideration per share of such series of Preferred Stock as is received by other holders in respect of their shares of such series of Preferred Stock, (iii) each holder of Common Stock will receive the same amount of consideration per share of Common Stock as is received by other holders in respect of their shares of Common Stock, and (iv) unless the holders of at least a majority of the shares of Preferred Stock, voting together as a single class on an as-converted basis, and the holders of at least a majority of the Series F Preferred Stock, voting as a separate class, elect otherwise by written notice given to the Company at least fifteen (15) days prior to the effective date of any such Proposed Sale, the aggregate consideration receivable by all holders of the Preferred Stock and Common Stock shall be allocated among the holders of Preferred Stock and Common Stock on the basis of the relative liquidation preferences to which the holders of each respective series of Preferred Stock and the holders of Common Stock are entitled in a Deemed Liquidation Event (assuming for this purpose that the Proposed Sale is a Deemed Liquidation Event) in accordance with the Restated Charter in effect immediately prior to the Proposed Sale; and

(f)                                   subject to clause (e) above, requiring the same form of consideration to be available to the holders of any single class or series of capital stock, if any holders of any capital stock of the Company are given an option as to the form and amount of consideration to be received as a result of the Proposed Sale, all holders of such capital stock will be given the same option.

3.4                               Founder Exclusion. Notwithstanding the foregoing, Section 3.2 shall not apply to the Founders, only in the event that, at such time, Howard Lerman (X) is a member of the Board, (Y) holds, together with any AF Trust(s) established by him, at least 3,036,428 Shares (calculated on an as-converted basis and as adjusted for any stock split, stock dividend, recapitalization, reclassification or the like) and (Z) does not approve of such Sale of the Company in his capacity as a Stockholder.

3.5                               Restrictions on Sales of Control of the Company. No Stockholder shall be a party to any Stock Sale unless all holders of Preferred Stock are allowed to participate in such transaction and the consideration received pursuant to such transaction is allocated among the parties thereto in the manner specified in the Restated Charter in effect immediately prior to the Stock Sale (as if such transaction were a Deemed Liquidation Event), unless the holders of at least a majority of the Preferred Stock, voting together as a single class on an as-converted basis, and the holders of at least a majority of the Series F Preferred Stock, voting as a separate class, elect otherwise by written notice given to the Company at least fifteen (15) days prior to the effective date of any such transaction or series of related transactions.

4.                                      Remedies.

4.1                               Covenants of the Company. The Company agrees to use its best efforts, within the requirements of applicable law, to ensure that the rights granted under this Agreement are effective and that the parties enjoy the benefits of this Agreement. Such actions include, without limitation, the use of the Company’s best efforts to cause the nomination and election of the directors as provided in this Agreement.

4.2                               Irrevocable Proxy. Each party to this Agreement hereby constitutes and appoints the President and Treasurer of the Company, and each of them, with full power of substitution, as the proxies of the party with respect to the matters set forth herein, including without limitation, election of persons as members of the Board in accordance with Section 1 hereto, votes to increase authorized shares pursuant to Section 2 hereof and votes regarding any Sale of the Company pursuant to Section 3 hereof, and hereby authorizes each of them to represent and to vote, if and only if the party (i) fails to vote or (ii) attempts to vote (whether by proxy, in person or by written consent), in a manner which is inconsistent with the terms of this Agreement, all of such party’s Shares in favor of the election of persons as members of the Board determined pursuant to and in accordance with the terms and provisions of this Agreement or the increase of authorized shares or approval of any Sale of the Company pursuant to and in accordance with the terms and provisions of Sections 2 and 3, respectively, of this Agreement. The proxy granted pursuant to the immediately preceding sentence is given in consideration of the agreements and covenants of the Company and the parties in connection with the transactions contemplated by this Agreement and, as such, is coupled with an interest and shall be irrevocable unless and until this Agreement terminates or expires pursuant to Section 5 hereof. Each party hereto hereby revokes any and all previous proxies with respect to the Shares and shall not hereafter, unless and until this Agreement terminates or expires pursuant to Section 5 hereof, purport to grant any other proxy or power of attorney with respect to any of the Shares, deposit any of the Shares into a voting trust or enter into any agreement (other than this Agreement), arrangement or understanding with any person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of any of the Shares, in each case, with respect to any of the matters set forth herein.

4.3                               Specific Enforcement. Each party acknowledges and agrees that each party hereto will be irreparably and immediately damaged in the event any of the provisions of this Agreement are not performed by the parties in accordance with their specific terms or are otherwise breached. Accordingly, it is agreed that each of the Company and the Stockholders shall be entitled to a temporary, preliminary and permanent injunction to prevent breaches of this Agreement, and to specific enforcement of this Agreement and its terms and provisions in any action instituted in any court of the United States or any state having subject matter jurisdiction, and the foregoing remedies shall be in addition to and not instead of all other remedies available at law or in equity.

4.4                               Remedies Cumulative. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

5.                                      Term. This Agreement shall be effective as of the date hereof and shall continue in effect until and shall terminate upon the earliest to occur of (a) the consummation of the Company’s first underwritten public offering of its Common Stock (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to its stock option, stock purchase or similar plan or an SEC Rule 145 transaction); (b) the consummation of a Sale of the Company and distribution of proceeds to or escrow for the benefit of the Stockholders in accordance with the Restated Charter, provided that the provisions of Section 3 hereof will continue after the closing of any Sale of the Company to the extent necessary to enforce the provisions of Section 3 with respect to such Sale of the Company; and (c) termination of this Agreement in accordance with Section 6.8 below.

6.                                      Miscellaneous.

6.1                               Additional Parties.

(a)                                 Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of Series F Preferred Stock after the date hereof, as a condition to the issuance of such shares the Company shall require that any purchaser of any shares of Series F Preferred Stock become a party to this Agreement by executing and delivering (i) the Adoption Agreement attached to this Agreement as Exhibit A, or (ii) a counterpart signature page hereto agreeing to be bound by and subject to the terms of this Agreement as an Investor and Stockholder hereunder. In either event, each such person shall thereafter be deemed an Investor and Stockholder for all purposes under this Agreement.

(b)                                 In the event that after the date of this Agreement, the Company enters into an agreement with any Person to issue shares of capital stock to such Person, then, the Company shall cause such Person, as a condition precedent to entering into such agreement, to become a party to this Agreement by executing an Adoption Agreement in the form attached hereto as Exhibit A, agreeing to be bound by and subject to the terms of this Agreement as a Stockholder and thereafter such person shall be deemed a Stockholder for all purposes under this Agreement.

6.2                               Transfers. Each transferee or assignee of any Shares subject to this Agreement shall continue to be subject to the terms hereof, and, as a condition precedent to the Company’s recognizing such transfer, each transferee or assignee shall agree in writing to be subject to each of the terms of this Agreement by executing and delivering an Adoption Agreement substantially in the form attached hereto as Exhibit A. Upon the execution and delivery of an Adoption Agreement by any transferee, such transferee shall be deemed to be a party hereto as if such transferee were the transferor and such transferee’s signature appeared on the signature pages of this Agreement and shall be deemed to be an “Investor” and “Stockholder”, or “Key Holder” and “Stockholder”, as applicable. The Company shall not permit the transfer of the Shares subject to this Agreement on its books or issue a new certificate representing any such Shares unless and until such transferee shall have complied with the terms of this Section 6.2. Each certificate representing the Shares subject to this Agreement if issued on or after the date of this Agreement shall be endorsed by the Company with the legend set forth in Section 6.12.

6.3                               Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.4                               Governing Law. To the extent that the General Corporation Law of the State of Delaware (the “DGCL”) purports to apply to this Agreement, the DGCL shall apply. In all other cases, this Agreement and any and all matters arising directly or indirectly herefrom shall be governed by and construed and enforced in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely in such state, without giving effect to the conflict or choice of law principles thereof. For all matters arising directly or indirectly from this Agreement (“Agreement Matters”), each of the parties hereto hereby (i) irrevocably consents and submits to the sole exclusive jurisdiction of the United States District Court for the Southern District of New York and any state court in the State of New York that is located in New York County (and of the appropriate appellate courts from any of the foregoing) in connection with any legal action, lawsuit, arbitration, mediation, or other legal or quasi legal proceeding (“Proceeding”) directly or indirectly arising out of or relating to any Agreement Matter; provided that a party to this Agreement shall be entitled to enforce an order or judgment of any such court in any United States or foreign court having jurisdiction over the other party, (ii) irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such Proceeding in any such court or that any such Proceeding which is brought in any such court has been brought in an inconvenient forum, (iii) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (iv) irrevocably waives, to the fullest extent permitted by law, any right to a trial by jury in connection with a Proceeding, (v) agrees not to commence any Proceeding other than in such courts, and (vi) agrees that service of any summons, complaint, notice or other process relating to such Proceeding may be effected in the manner provided for the giving of notice as set forth in herein.

6.5                               Counterparts; Facsimile. This Agreement may be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.6                               Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.7                               Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on Schedule A or Schedule B hereto, or to such email address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 6.7. If notice is given to the Company, a copy which shall not itself constitute notice shall also be sent to Lowenstein Sandler LLP, 1251 Avenue of the Americas, New York, New York 10020, Attn: Edward M. Zimmerman, Esq. and Peter H. Ehrenberg, Esq.

6.8                               Consent Required to Amend, Terminate or Waive. This Agreement may be amended or terminated and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument executed by (a) the Company; (b) the Key Holders holding at least sixty-percent (60%) of the Shares (calculated on an as-converted basis) then held by all of the Key Holders, which holders shall include, for so long as any Active Founder is then serving as a full-time employee, at least one Active Founder who is then serving as a full-time employee of the Company; provided, that at such time, the Founders (together with any AF Trusts established by them), collectively, hold at least one-third (1/3) of the Shares (calculated on an as-converted basis) then held by all of the Key Holders; and (c) the holders of at least a majority of the shares of Common Stock issued or issuable upon conversion of the shares of Preferred Stock held by the Investors (voting as a single class and on an as-converted basis). Notwithstanding the foregoing:

(i)                                     this Agreement may not be amended or terminated and the observance of any term of this Agreement may not be waived with respect to any Investor or Key Holder without the written consent of such Investor or Key Holder unless such amendment, termination or waiver applies to all Investors or Key Holders, as the case may be, in the same fashion;

(ii)                                  Schedules A and B hereto may be amended by the Company from time to time to add information regarding additional Stockholders (as set forth in Sections 6.1(a) and (b) herein) without the consent of the other parties hereto;

(iv)                              any provision hereof may be waived by the waiving party on such party’s own behalf, without the consent of any other party; and

(v)                                 Section 1.2(a) of this Agreement shall not be amended or waived without the written consent of the holders of at least a majority of the Series A/B/D Preferred Stock, Section 1.2(b) of this Agreement shall not be amended or waived without the written consent of the holders of at least a majority of the Series C Preferred Stock, and Section 1.2(c) and the last sentence of Section 1.4(a) of this Agreement shall not be amended or waived without the written consent of each of the Active Founders, for so long as each such Active Founder (a) remains a full-time employee of the Company and (b) together with such Active Founder’s AF Trust(s), if any, continues to hold the Threshold Shares; and

(vi)                              Section 3.3(e)(iv) and Section 3.5 of this Agreement shall not be amended or waived without the written consent of the holders of at least a majority of the Series F Preferred Stock.

The Company shall give written notice of any amendment, termination or waiver hereunder to any party that did not consent in writing thereto; provided that the failure to provide such notice shall not invalidate any amendment, termination or waiver hereunder. Any amendment, termination or waiver effected in accordance with this Section 6.8 shall be binding on each party and all of such party’s successors and permitted assigns, whether or not any such party, successor or assignee entered into or approved such amendment, termination or waiver.

6.9                               Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default previously or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6.10                        Severability. If any provision or provisions of this Agreement shall be held by a court of competent jurisdiction to be invalid, void, illegal or otherwise unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

6.11                        Entire Agreement. This Agreement (including the Exhibits hereto), the Restated Charter and the other Transaction Agreements (as defined in the Purchase Agreement) constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and supersedes all other agreements between or among any of the parties with respect to the subject matter hereof including, without limitation, the Prior Agreement.

6.12                        Legend on Share Certificates. Each certificate representing any Shares issued after the date hereof shall be endorsed by the Company with a legend reading substantially as follows:

“THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT, AS MAY BE AMENDED FROM TIME TO TIME (A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF THAT VOTING AGREEMENT, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER AND OWNERSHIP SET FORTH THEREIN.”

The Company, by its execution of this Agreement, agrees that it will cause the certificates evidencing the Shares issued after the date hereof to bear the legend required by this Section 6.12 of this Agreement, and it shall supply, free of charge, a copy of this Agreement to any holder of a certificate evidencing Shares upon written request from such holder to the Company at its principal office. The parties to this Agreement do hereby agree that the failure to cause the certificates evidencing the Shares to bear the legend required by this Section 6.12 herein and/or the failure of the Company to supply, free of charge, a copy of this Agreement as provided hereunder shall not affect the validity or enforcement of this Agreement.

6.13                        Stock Splits, Stock Dividends, etc. In the event of any issuance of Shares of the Company’s voting securities hereafter to any of the Stockholders (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization, or the like), such Shares shall become subject to this Agreement and shall be endorsed with the legend set forth in Section 6.12.

6.14                        Manner of Voting. The voting of Shares pursuant to this Agreement may be effected in person, by proxy, by written consent or in any other manner permitted by applicable law.

6.15                        Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

6.16                        Costs of Enforcement. If any party to this Agreement seeks to enforce its rights under this Agreement by legal proceedings, the non-prevailing party shall pay all costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys’ fees.

6.17                        Aggregation of Stock. All Shares held or acquired by a Stockholder and/or its Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement, and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

6.18                        Ownership. Each Key Holder represents and warrants to the Investors and the Company that (a) such Key Holder now owns the Key Holder Shares listed on Schedule B hereto, free and clear of liens or encumbrances, and has not, prior to or on the date of this Agreement, executed or delivered any proxy or entered into any other voting agreement or similar arrangement other than one which has expired or terminated prior to the date hereof, and (b) such Key Holder has full power and capacity to execute, deliver and perform this Agreement, which has been duly executed and delivered by, and evidences the valid and binding obligation of, such Key Holder enforceable in accordance with its terms.

6.19                        Specific Performance. The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto or to their heirs, personal representatives, or assigns by reason of a failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any party hereto or his heirs, personal representatives, or assigns institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

6.20                        Waiver. No waivers of any breach of this Agreement extended by any party hereto to any other party shall be construed as a waiver of any rights or remedies of any other party hereto or with respect to any subsequent breach.

6.21                        Effect on Prior Agreement. Upon the execution and delivery of this Agreement, the Prior Agreement automatically shall terminate and be of no further force and effect and shall be amended and restated in its entirety as set forth in this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Voting Agreement as of the date first written above.

COMPANY:

YEXT, INC.

By:	/s/ Brian Distelburger
	Name:	Brian Distelburger
	Title:	President

Address: 1 Madison Avenue, Fifth Floor New York, NY 10010

[Signature Page to Yext, Inc. Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Voting Agreement as of the date first written above.

INSIGHT VENTURE PARTNERS VIII, L.P.

By:	Insight Venture Associates VIII, L.P., its general partner
By:	Insight Venture Associates VIII, Ltd., its general partner

By:	/s/ [Illegible]
Name:
Title:

INSIGHT VENTURE PARTNERS (CAYMAN) VIII, L.P.

By:	Insight Venture Associates VIII, L.P., its general partner
By:	Insight Venture Associates VIII, Ltd., its general partner

By:	/s/ [Illegible]
Name:
Title:

INSIGHT VENTURE PARTNERS VIII (CO-INVESTORS), L.P.

By:	Insight Venture Associates VIII, L.P., its general partner
By:	Insight Venture Associates VIII, Ltd., its general partner

By:	/s/ [Illegible]
Name:
Title:

[Signature Page to Yext, Inc. Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Voting Agreement as of the date first written above.

INSIGHT VENTURE PARTNERS (DELAWARE) VIII, L.P.

By:	Insight Venture Associates VIII, L.P., its general partner
By:	Insight Venture Associates VIII, Ltd., its general partner

By:	/s/ Blair M. Flicker
	Name:	BLAIR M. FLICKER
	Title:	MANAGING DIRECTOR

[Signature Page to Yext, Inc. Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Voting Agreement as of the date first written above.

MARKER YEXT I, L.P.

By:	/s/ [Illegible]

MARKER YEXT I-A, L.P.

By:	/s/ [Illegible]

[Signature Page to Yext, Inc. Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Voting Agreement as of the date first written above.

MARKER II LP

By:	Marker II GP, Ltd.,
Its:	General Partner

By:	/s/ Richard Scanlon
Name:	Richard Scanlon
Title:	Director

[Signature Page to Yext, Inc. Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Voting Agreement as of the date first written above.

SUTTER HILL VENTURES,
A CALIFORNIA LIMITED PARTNERSHIP

	By:	/s/ David E. Sweet
		Name:	DAVID E. SWEET
Managing Director of the General Partner

DAVID L. ANDERSON, TRUSTEE OF THE ANDERSON LIVING TRUST U/A/D 1/22/98

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		David L. Anderson Trustee

ANVEST, L.P.

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		David L. Anderson, General Partner

G. LEONARD BAKER, JR. AND MARY ANNE BAKER, CO-TRUSTEES OF THE BAKER REVOCABLE TRUST U/A/D 2/3/03

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		G. Leonard Baker, Jr., Trustee

[Signature Page to Yext, Inc. Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Voting Agreement as of the date first written above.

SAUNDERS HOLDINGS, L.P.

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

YOVEST, L.P.

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

WILLIAM H. YOUNGER, JR., TRUSTEE OF THE WILLIAM H. YOUNGER, JR. REVOCABLE TRUST U/A/D 8/5/2009

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

TENCH COXE AND SIMONE OTUS COXE, CO-TRUSTEES OF THE COXE REVOCABLE TRUST U/A/D 4/23/98

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Tench Coxe, Trustee

[Signature Page to Yext, Inc. Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Voting Agreement as of the date first written above.

GREGORY P. SANDS AND SARAH J.D. SANDS AS TRUSTEES OF GREGORY P. AND SARAH J.D. SANDS TRUST AGREEMENT DATED 2/24/99

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Gregory P. Sands, Trustee

TALLACK PARTNERS, L.P.

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

JAMES N. WHITE AND PATRICIA A. O’BRIEN AS TRUSTEES OF THE WHITE FAMILY TRUST U/A/D 4/3/97

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

JEFFREY W. BIRD AND CHRISTINA R. BIRD AS TRUSTEES OF JEFFREY W. AND CHRISTINA R. BIRD TRUST AGREEMENT DATED 10/31/00

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

[Signature Page to Yext, Inc. Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Voting Agreement as of the date first written above.

ANDREW T. SHEEHAN AND NICOLE J. SHEEHAN AS TRUSTEES OF SHEEHAN 2003 TRUST

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

PATRICIA TOM

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

MICHAEL I. NAAR AND DIANE J. NAAR AS TRUSTEES OF NAAR FAMILY TRUST U/A/D 12/22/94

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

ROBERT YIN AND LILY YIN AS TRUSTEES OF YIN FAMILY TRUST DATED MARCH 1, 1997

	By:	/s/ Robert Yin
Robert Yin, Trustee

[Signature Page to Yext, Inc. Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Voting Agreement as of the date first written above.

WELLS FARGO BANK, N.A. FBO DAVID E. SWEET ROTH IRA

By:

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO YU-YING CHEN

By:

JAMES C. GAITHER, TRUSTEE OF THE GAITHER REVOCABLE TRUST U/A/D 9/28/2000

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

DAVID E. SWEET AND ROBIN T. SWEET, AS TRUSTEES OF THE DAVID AND ROBIN SWEET LIVING TRUST, DATED 7/6/04

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

[Signature Page to Yext, Inc. Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Voting Agreement as of the date first written above.

ROOSTER PARTNERS, LP

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

[Signature Page to Yext, Inc. Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Voting Agreement as of the date first written above.

GREGORY P. SANDS, TRUSTEE OF GREGORY P. SANDS CHARITABLE REMAINDER UNITRUST

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO LEONARD BAKER, JR.

By:

WELLS FARGO BANK, N.A. FBO TENCH COXE ROTH IRA

By:

WELLS FARGO BANK, N.A. FBO G. LEONARD BAKER, JR. ROTH IRA

By:

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO DAVID L. ANDERSON

By:

[Signature Page to Yext, Inc. Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Voting Agreement as of the date first written above.

THE WHITE 2011 IRREVOCABLE CHILDREN’S TRUST

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

By:

THE BIRD 2011 IRREVOCABLE CHILDREN’S TRUST

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

MICHAEL L. SPEISER AND MARY ELIZABETH SPEISER, CO-TRUSTEES OF SPEISER TRUST AGREEMENT DATED 7/19/06

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

[Signature Page to Yext, Inc. Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Voting Agreement as of the date first written above.

STARFISH HOLDINGS, LP

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

[Signature Page to Yext, Inc. Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Voting Agreement as of the date first written above.

ROSETIME PARTNERS, L.P.

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

[Signature Page to Yext, Inc. Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Voting Agreement as of the date first written above.

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO LEONARD
BAKER, JR.

By:

G. LEONARD BAKER, JR. AND MARY ANNE BAKER CO-TRUSTEES OF THE BAKER REVOCABLE TRUST

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

WILLIAM H. YOUNGER, JR., TRUSTEE OF THE YOUNGER LIVING TRUST U/A/D 1/20/95

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

[Signature Page to Yext, Inc. Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Voting Agreement as of the date first written above.

NESTEGG HOLDINGS, LP

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

[Signature Page to Yext, Inc. Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Voting Agreement as of the date first written above.

GREGORY P. SANDS AND SARAH J.D. SANDS AS TRUSTEES OF GREGORY P. AND SARAH J.D. SANDS TRUST AGREEMENT DATED 2/24/99

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Gregory P. Sands, Trustee

JAMES N. WHITE AND PATRICIA A. O’BRIEN AS TRUSTEES OF THE WHITE FAMILY TRUST U/A/D 4/3/97

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

[Signature Page to Yext, Inc. Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Voting Agreement as of the date first written above.

/s/ Howard Lerman
Howard Lerman

/s/ Brian Distelburger
Brian Distelburger

/s/ Brent Metz
Brent Metz

BRIAN DISTELBURGER, AS VOTING TRUSTEE

By:	/s/ Brian Distelburger

[Signature Page to Yext, Inc. Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Voting Agreement as of the date first written above.

KEY HOLDERS:

SUTTER HILL VENTURES,
A CALIFORNIA LIMITED PARTNERSHIP

	By:	/s/ David E. Sweet
Name: DAVID E. SWEET
Managing Director of the General Partner

TENCH COXE AND SIMONE OTUS COXE, CO-TRUSTEES OF THE COXE REVOCABLE TRUST U/A/D 4/23/98

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Tench Coxe, Trustee

WELLS FARGO BANK, N.A. FBO DAVID E. SWEET ROTH IRA

By:

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO YU-YING
CHEN

By:

[Signature Page to Yext, Inc. Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Voting Agreement as of the date first written above.

KEY HOLDERS:

JAMES C. GAITHER, TRUSTEE OF THE GAITHER REVOCABLE TRUST U/A/D 9/28/2000

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

DAVID E. SWEET AND ROBIN T. SWEET, AS TRUSTEES OF THE DAVID AND ROBIN SWEET LIVING TRUST, DATED 7/6/04

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

[Signature Page to Yext, Inc. Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Voting Agreement as of the date first written above.

KEY HOLDERS:

DAVID L. ANDERSON, TRUSTEE OF THE ANDERSON LIVING TRUST U/A/D 1/22/98

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		David L. Anderson, Trustee

G. LEONARD BAKER, JR. AND MARY ANNE BAKER, CO-TRUSTEES OF THE BAKER REVOCABLE TRUST U/A/D 2/3/03

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		G. Leonard Baker, Jr., Trustee

SAUNDERS HOLDINGS, L.P.

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney
WILLIAM H. YOUNGER, JR., TRUSTEE OF THE WILLIAM H. YOUNGER, JR. REVOCABLE TRUST U/A/D 8/5/2009

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

[Signature Page to Yext, Inc. Fifth Amended and Restated Voting Agreement]

EXHIBIT A

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”) is executed on                     , 201   by the undersigned (the “Holder”) pursuant to the terms of that certain Fifth Amended and Restated Voting Agreement, dated as of May 28, 2014 (the “Agreement”), by and among the Company and certain of its Stockholders, as such Agreement may be amended or amended and restated hereafter.  Capitalized terms used but not defined in this Adoption Agreement shall have the respective meanings ascribed to such terms in the Agreement.  By the execution of this Adoption Agreement, the Holder agrees as follows.

1.1          Acknowledgement.  Holder acknowledges that Holder, on the date hereof, is acquiring [number of shares] shares of Common Stock of the Company (the “Stock”) in accordance with Section 6.1(b) of the Agreement as a new party who is not a new Investor, such that Holder will be a “Key Holder” and a “Stockholder” for all purposes of the Agreement.

1.2          Agreement.  Holder hereby (i) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement, (ii) adopts the Agreement with the same force and effect as if Holder were originally a party thereto and (iii) authorizes this Adoption Agreement to be attached to the Agreement.

1.3          Notice.  Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

HOLDER: [insert name of holder]	ACCEPTED AND AGREED:

YEXT, INC.

Name:	By:
Title:

Address:

E-mail:

FIRST AMENDMENT

TO

FIFTH AMENDED AND RESTATED VOTING AGREEMENT

This First Amendment (this “Amendment”), entered into and effective as of May 20, 2015, is made to that certain Fifth Amended and Restated Voting Agreement, dated as of May 28, 2014 (the “Voting Agreement”), by and among Yext, Inc., a Delaware corporation (the “Company”), and the other parties thereto. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Voting Agreement.

W I T N E S S E T H:

WHEREAS, the Voting Agreement governs how the stockholders of the Company have agreed to vote their shares of capital stock of the Company with respect to certain matters regarding, among other matters, the designation and election of members of the Board of Directors of the Company (the “Board”); and

WHEREAS, the undersigned parties desire to amend the Voting Agreement to expand the size of the Board from six (6) members to seven (7) members and to provide that one (1) of the two (2) directors elected by the holders of shares of Common Stock and Preferred Stock, voting together as a single class and on an as-converted basis, shall be an independent director designated by, and mutually and reasonably acceptable to, the other members of the Board; and

WHEREAS, pursuant to Section 6.8 of the Voting Agreement, the Voting Agreement may be, subject to certain inapplicable special amendment rights, amended only with a written instrument executed by (a) the Company, (b) the Key Holders holding at least sixty-percent (60%) of the Shares (calculated on an as-converted basis) then held by all of the Key Holders, which holders shall include, for so long as any Active Founder is then serving as a full-time employee, at least one Active Founder who is then serving as a full-time employee of the Company; provided, that at such time, the Founders (together with any AF Trusts established by them), collectively, hold at least one-third (1/3) of the Shares (calculated on an as-converted basis) then held by all of the Key Holders; and (c) the holders of at least a majority of the shares of Common Stock issued or issuable upon conversion of the shares of Preferred Stock held by the Investors (voting as a single class and on an as-converted basis) (the foregoing clauses (a) through (c), the “Requisite Parties”); and

WHEREAS, the undersigned parties constitute the Requisite Parties.

NOW, THEREFORE, in exchange for good and valuable consideration including, without limitation, the mutual covenants contained herein, the sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and the Requisite Parties hereby agree as follows:

1.                            Amendment to Section 1.               Subsection 1.1 of Section 1 of the Voting Agreement is hereby amended by deleting the first sentence of Subsection 1.1 of Section 1 of the Voting Agreement in its entirety and replacing it with the following in substitution therefor:

“1.1                Size of the Board. Each Stockholder agrees to vote, or cause to be voted, all Shares owned by such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that the size of the Board shall be set and remain at seven (7) directors.”

2.                            Amendment to Section 1.               Subsection 1.2(d) of Section 1 of the Voting Agreement is hereby amended by deleting Subsection 1.2(d) of Section 1 of the Voting Agreement in its entirety and replacing it with the following in substitution therefor:

“(d)        At each election of directors in which the holders of shares of Common Stock and Preferred Stock, voting together as a single class, are entitled to elect two (2) members of the Board:

(i) one (1) individual who shall be mutually acceptable to (x) the Active Founders who are then serving as full-time employees of the Company and (y) the individuals designated as Board members pursuant to Sections 1.2(a), 1.2(b) and 1.2(c) above, which individual shall initially be Michael Walrath; provided that, in the event that Michael Walrath resigns or is removed from the Board for any reason, his replacement director shall be mutually acceptable to the (x) Active Founders who are then serving as full-time employees of the Company, (y) individuals designated as Board members pursuant to Sections 1.2(a), 1.2(b) and 1.2(c) above and (z) holders of at least a majority of the shares of Series E Preferred Stock, voting together as a separate class; and

(ii) one (1) individual who has been designated by the Board as being mutually and reasonably acceptable to each of the other members of the Board and who is not otherwise an Affiliate of the Company or any Stockholder, which individual shall initially be Julie Richardson.”

3.                            Amendment to Section 1.               Subsection 1.4(a) of Section 1 of the Voting Agreement is hereby amended by deleting Subsection 1.4(a) of Section 1 of the Voting Agreement in its entirety and replacing it with the following in substitution therefor:

“(a)      no director elected pursuant to Sections 1.2 or 1.3 of this Agreement may be removed from office other than for cause unless (i) such removal is directed or approved by the affirmative vote of the Person, or of the holders of a majority of the shares of the Company’s capital stock, entitled under Section 1.2 to designate that director or (ii) the Person(s) originally entitled to designate or approve such director or occupy such Board seat pursuant to Section  1.2 is no longer so entitled to designate or approve such director or occupy such Board seat; provided that the Stockholders shall vote their respective Shares to remove any director elected pursuant to (x) Section 1.2(d)(i) that each of the

2

Person(s) and stockholders required by Section 1.2(d)(i) to mutually accept such director unanimously direct shall be so removed, and (y) Section 1.2(d)(ii) that each of the other members of the Board, other than the director being so removed, unanimously direct shall be so removed. For the avoidance of doubt, no Active Founder may be removed from the Board for so long as such Active Founder (i) remains a full-time employee of the Company and (ii) continues to hold, together with such Active Founder’s AF Trust(s), if any, the Threshold Shares.”

4.                            Miscellaneous.

4.1                      Except as expressly amended by this Amendment, the terms and provisions of the Voting Agreement shall continue in full force and effect. No reference to this Amendment need be made in any instrument or document making reference to the Voting Agreement; any reference to the Voting Agreement in any such instrument or document shall be deemed a reference to the Voting Agreement as amended hereby. The Voting Agreement as amended hereby shall be binding upon the parties thereto and their respective assigns and successors.

4.2                      To the extent that the General Corporation Law of the State of Delaware (the “DGCL”) purports to apply to this Amendment, the DGCL shall apply. In all other cases, this Amendment and any and all matters arising directly or indirectly herefrom shall be governed by and construed and enforced in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely in such state, without giving effect to the conflict or choice of law principles thereof.

4.3                      This Amendment may be executed in separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

[Signature Page Follows]

3

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

YEXT, INC.

By:	/s/ Brian Distelburger
	Name:	Brian Distelburger
	Title:	President

Address: 1 Madison Avenue, Fifth Floor
New York, NY 10010

[Signature Page to Yext, Inc. First Amendment to
the Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

/s/ Howard Lerman
Howard Lerman

/s/ Brian Distelburger
Brian Distelburger

/s/ Brent Metz
Brent Metz

BRIAN DISTELBURGER, AS VOTING TRUSTEE

By:	/s/ Brian Distelburger

BRIAN DISTELBURGER, AS TRUSTEE OF THE DISTELBURGER 2014 GRAT

By:	/s/ Brian Distelburger

[Signature Page to Yext, Inc. First Amendment to
the Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

INSTITUTIONAL VENTURE PARTNERS XI, L.P.
By:	Institutional Venture Management XI, LLC
Its:	General Partner

By:	/s/ Jules Maltz
Name:	Jules Maltz
Title:	Managing Director

INSTITUTIONAL VENTURE PARTNERS XI, GMBH & CO. BETEILIGUNGS KG
By:	Institutional Venture Management XI, LLC
Its:	Managing Limited Partner

By:	/s/ Jules Maltz
Name:	Jules Maltz
Title:	Managing Director

INSTITUTIONAL VENTURE PARTNERS XII, L.P.
By:	Institutional Venture Management XII, LLC
Its:	General Partner

By:	/s/ Jules Maltz
Name:	Jules Maltz
Title:	Managing Director

[Signature Page to Yext, Inc. First Amendment to
the Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

WGI GROUP, LLC

By:	/s/ Michael Walrath
	Name:	Michael Walrath
	Title:	Managing Partner

[Signature Page to Yext, Inc. First Amendment to
the Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Voting Agreement as of the date first written above.

SV ANGEL II-Q, L.P.

By:
Name:
Title:

SV ANGEL III, L.P.

By:
Name:
Title:

[Signature Page to Yext, Inc. Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

SUTTER HILL VENTURES,
A CALIFORNIA LIMITED PARTNERSHIP

By:	/s/ Andrew T. Sheehan
	Name:	Andrew T. Sheehan
Managing Director of the General Partner

DAVID L. ANDERSON, TRUSTEE OF THE ANDERSON LIVING TRUST U/A/D 1/22/98

By:	/s/ Robert Yin
David L. Anderson, Trustee

By Robert Yin
Under Power of Attorney

ANVEST, L.P.

By:	/s/ Robert Yin
David L. Anderson, General Partner

By Robert Yin
Under Power of Attorney

G. LEONARD BAKER, JR. AND MARY ANNE BAKER, CO-TRUSTEES OF THE BAKER REVOCABLE TRUST U/A/D 2/3/03

By:	/s/ Robert Yin
Name:
Title:

By Robert Yin
Under Power of Attorney

[Signature Page to Yext, Inc. First Amendment to
the Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

SAUNDERS HOLDINGS, L.P.

By:	/s/ Robert Yin
Name:
Title:

By Robert Yin
Under Power of Attorney

YOVEST, L.P.

By:	/s/ Robert Yin
Name:
Title:

By Robert Yin
Under Power of Attorney

WILLIAM H. YOUNGER, JR., TRUSTEE OF THE WILLIAM H. YOUNGER, JR. REVOCABLE TRUST U/A/D 8/5/2009

By:	/s/ Robert Yin
Name:
Title:

By Robert Yin
Under Power of Attorney

TENCH COXE AND SIMONE OTUS COXE, CO-TRUSTEES OF THE COXE REVOCABLE TRUST U/A/D 4/23/98

By:	/s/ Robert Yin
Tench Coxe, Trustee

By Robert Yin
Under Power of Attorney

[Signature Page to Yext, Inc. First Amendment to
the Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

GREGORY P. SANDS AND SARAH J.D. SANDS AS TRUSTEES OF GREGORY P. AND SARAH J.D. SANDS TRUST AGREEMENT DATED 2/24/99

By:	/s/ Robert Yin
Gregory P. Sands, Trustee

By Robert Yin
Under Power of Attorney

TALLACK PARTNERS, L.P.

By:	/s/ Robert Yin
Name:
Title:

By Robert Yin
Under Power of Attorney

JAMES N. WHITE AND PATRICIA A. O’BRIEN AS TRUSTEES OF THE WHITE FAMILY TRUST U/A/D 4/3/97

By:	/s/ Robert Yin
Name:
Title:

By Robert Yin
Under Power of Attorney

JEFFREY W. BIRD AND CHRISTINA R. BIRD AS TRUSTEES OF JEFFREY W. AND CHRISTINA R. BIRD TRUST AGREEMENT DATED 10/31/00

By:	/s/ Robert Yin
Name:
Title:

By Robert Yin
Under Power of Attorney

[Signature Page to Yext, Inc. First Amendment to
the Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

ANDREW T. SHEEHAN AND NICOLE J. SHEEHAN AS TRUSTEES OF SHEEHAN 2003 TRUST

By:	/s/ Andrew T. Sheehan
	Name:	Andrew T. Sheehan
	Title:	Trustee

PATRICIA TOM

By:	/s/ Robert Yin

By Robert Yin
Under Power of Attorney

MICHAEL I. NAAR AND DIANE J. NAAR AS TRUSTEES OF NAAR FAMILY TRUST U/A/D 12/22/94

By:	/s/ Robert Yin
Name:
Title:

By Robert Yin
Under Power of Attorney

ROBERT YIN AND LILY YIN AS TRUSTEES OF YIN FAMILY TRUST DATED MARCH 1, 1997

By:	/s/ Robert Yin
Robert Yin, Trustee

[Signature Page to Yext, Inc. First Amendment to
the Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO DAVID E. SWEET (ROLLOVER)

By:	/s/ Michael J. Wade
	Name:	Michael J. Wade
	Title:	V. P.

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO YU-YING CHEN (ROLLOVER)

By:	/s/ Michael J. Wade
	Name:	Michael J. Wade
	Title:	V. P.

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO PATRICIA TOM (POST)

By:	/s/ Michael J. Wade
	Name:	Michael J. Wade
	Title:	V. P.

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO DIANE J. NAAR

By:	/s/ Michael J. Wade
	Name:	Michael J. Wade
	Title:	V. P.

[Signature Page to Yext, Inc. First Amendment to
the Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO ROBERT YIN

By:	/s/ Michael J. Wade
	Name:	Michael J. Wade
	Title:	V. P.

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO PATRICIA TOM (PRE)

By:	/s/ Michael J. Wade
	Name:	Michael J. Wade
	Title:	V. P.

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO TENCH COXE

By:	/s/ Michael J. Wade
	Name:	Michael J. Wade
	Title:	V. P.

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO WILLIAM H. YOUNGER, JR.

By:	/s/ Michael J. Wade
	Name:	Michael J. Wade
	Title:	V. P.

[Signature Page to Yext, Inc. First Amendment to
the Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO LEONARD BAKER, JR.

By:	/s/ Michael J. Wade
	Name:	Michael J. Wade
	Title:	V. P.

LEONARD BAKER, JR. AND MARY ANNE BAKER CO-TRUSTEES OF THE BAKER REVOCABLE TRUST

By:
Name:
Title:

WILLIAM H. YOUNGER, JR., TRUSTEE OF THE YOUNGER LIVING TRUST U/A/D 1/20/95

By:
Name:
Title:

ACRUX PARTNERS, LP

By:
Name:
Title:

[Signature Page to Yext, Inc. First Amendment to
the Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO LEONARD BAKER, JR.

By:
Name:
Title:

LEONARD BAKER, JR. AND MARY ANNE BAKER CO-TRUSTEES OF THE BAKER REVOCABLE TRUST

By:	/s/ Robert Yin
Name:
Title:

By Robert Yin
Under Power of Attorney

WILLIAM H. YOUNGER, JR., TRUSTEE OF THE YOUNGER LIVING TRUST U/A/D 1/20/95

By:	/s/ Robert Yin
Name:
Title:

By Robert Yin
Under Power of Attorney

ACRUX PARTNERS, LP

By:	/s/ Robert Yin
Name:
Title:

By Robert Yin
Under Power of Attorney

[Signature Page to Yext, Inc. First Amendment to
the Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

STEFAN A. DYCKERHOFF-JANSSEN, OR THEIR SUCCESSOR(S) AS TRUSTEES UNDER THE DYCKERHOFF 2001 REVOCABLE TRUST AGREEMENT DATED AUGUST 30, 2011

By:	/s/ Robert Yin
Name:
Title:

By Robert Yin
Under Power of Attorney

SAMUEL J. PULLARA III AND LUCIA CHOI PULLARA, CO-TRUSTEES OF THE PULLARA REVOCABLE TRUST U/A/D 8/21/13

By:	/s/ Robert Yin
Name:
Title:

By Robert Yin
Under Power of Attorney

BARBARA NISS 2013 REVOCABLE TRUST DATED DECEMBER 18, 2013

By:	/s/ Robert Yin
Name:
Title:

By Robert Yin
Under Power of Attorney

[Signature Page to Yext, Inc. First Amendment to
the Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

MK GRAPE ARBOR 1 LLC

By:
Name:
	Title:	Member

[Signature Page to Yext, Inc. First Amendment to
the Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

GC PARTNERS LP

By:	/s/ Robert Yin
Name:
Title:

By Robert Yin
Under Power of Attorney

[Signature Page to Yext, Inc. First Amendment to
the Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

WELLS FARGO BANK, N.A. FBO DAVID E. SWEET ROTH IRA

By:	/s/ Michael J. Wade
	Name:	Michael J. Wade
	Title:	V. P.

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO YU-YING CHEN

By:	/s/ Michael J. Wade
	Name:	Michael J. Wade
	Title:	V. P.

JAMES C. GAITHER, TRUSTEE OF THE GAITHER REVOCABLE TRUST U/A/D 9/28/2000

By:	/s/ Robert Yin
Name:
Title:

By Robert Yin
Under Power of Attorney

DAVID E. SWEET AND ROBIN T. SWEET, AS TRUSTEES OF THE DAVID AND ROBIN SWEET LIVING TRUST, DATED 7/6/04

By:	/s/ Robert Yin
Name:
Title:

By Robert Yin
Under Power of Attorney

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO DAVID L. ANDERSON

By:	/s/ Michael J. Wade
	Name:	Michael J. Wade
	Title:	V. P.

[Signature Page to Yext, Inc. First Amendment to
the Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

CRUNCH FUND I, L.P., A DELAWARE LIMITED PARTNERSHIP

By: Crunch Fund I GP, L.L.C., a Delaware limited liability company
Its: General Partner

By:
Name:
Title:

[Signature Page to Yext, Inc. First Amendment to
the Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

ROOSTER PARTNERS, LP

By:	/s/ Robert Yin
Name:
Title:

By Robert Yin
Under Power of Attorney

[Signature Page to Yext, Inc. First Amendment to
the Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

GCH&H INVESTMENTS, LLC

By:
Name:
Title:

[Signature Page to Yext, Inc. First Amendment to
the Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

GREGORY P. SANDS, TRUSTEE OF GREGORY P. SANDS CHARITABLE REMAINDER TRUST

By:	/s/ Robert Yin
Name:
Title:

By Robert Yin
Under Power of Attorney

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO LEONARD BAKER, JR.

By:
Name:
Title:

WELLS FARGO BANK, N.A. FBO TENCH COXE ROTH IRA

By:
Name:
Title:

WELLS FARGO BANK, N.A. FBO G. LEONARD BAKER, JR. ROTH IRA

By:
Name:
Title:

[Signature Page to Yext, Inc. First Amendment to
the Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

GREGORY P. SANDS, TRUSTEE OF GREGORY P. SANDS CHARITABLE REMAINDER TRUST

By:
Name:
Title:

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO LEONARD BAKER, JR.

By:	/s/ Michael J. Wade
	Name:	Michael J. Wade
	Title:	V. P.

WELLS FARGO BANK, N.A. FBO TENCH COXE ROTH IRA

By:	/s/ Michael J. Wade
	Name:	Michael J. Wade
	Title:	V. P.

WELLS FARGO BANK, N.A. FBO G. LEONARD BAKER, JR. ROTH IRA

By:	/s/ Michael J. Wade
	Name:	Michael J. Wade
	Title:	V. P.

[Signature Page to Yext, inc. First Amendment to
the Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

THE WHITE 2011 IRREVOCABLE CHILDREN’S TRUST

By:	/s/ Robert Yin
Name:
Title:

By Robert Yin
Under Power of Attorney

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

By:
Name:
Title:

THE BIRD 2011 IRREVOCABLE CHILDREN’S TRUST

By:	/s/ Robert Yin
Name:
Title:

By Robert Yin
Under Power of Attorney

MICHAEL L. SPEISER AND MARY ELIZABETH SPEISER, CO-TRUSTEES OF SPEISER TRUST AGREEMENT DATED 7/19/06

By:	/s/ Robert Yin
Name:
Title:

By Robert Yin
Under Power of Attorney

[Signature Page to Yext, Inc. First Amendment to
the Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

STARFISH HOLDINGS, LP

By:	/s/ Robert Yin
Name:
Title:

By Robert Yin
Under Power of Attorney

[Signature Page to Yext, Inc. First Amendment to
the Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

ROSETIME PARTNERS L.P.

By:	/s/ Robert Yin
Name:
Title:

By Robert Yin
Under Power of Attorney

[Signature Page to Yext, Inc. First Amendment to
the Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

NESTEGG HOLDINGS, LP

By:	/s/ Robert Yin
Name:
Title:

By Robert Yin
Under Power of Attorney

[Signature Page to Yext, Inc. First Amendment to
the Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

MARKER YEXT I, L.P.

By: Marker Yext I Manager Ltd.
Its General Partner

By:	/s/ Richard Scanlon
Name: Richard Scanlon
Title: Director

MARKER YEXT I-A, L.P.

By: Marker Yext I Manager Ltd.
Its General Partner

By:	/s/ Richard Scanlon
Name: Richard Scanlon
Title: Director

MARKER II LP

By: Marker II GP, Ltd.
Its General Partner

By:	/s/ Richard Scanlon
Name: Richard Scanlon
Title: Director

[Signature Page to Yext, Inc. First Amendment to
the Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

ELH, LLC

By:
	Name:	Kevin Fee
	Title:	Managing Member

[Signature Page to Yext, Inc. First Amendment to
the Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

INSIGHT VENTURE PARTNERS VIII, L.P.

By:	Insight Venture Associates VIII, L.P.,
its general partner
By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	General Counsel

INSIGHT VENTURE PARTNERS (CAYMAN) VIII, L.P.

By:	Insight Venture Associates VIII, L.P.,
its general partner
By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	General Counsel

INSIGHT VENTURE PARTNERS VIII (CO-INVESTORS), L.P.

By:	Insight Venture Associates VIII, L.P.,
its general partner
By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	General Counsel

[Signature Page to Yext, Inc. First Amendment to
the Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

INSIGHT VENTURE PARTNERS (DELAWARE) VIII, L.P.

By:	Insight Venture Associates VIII, L.P.,
its general partner
By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	General Counsel

[Signature Page to Yext, Inc. First Amendment to
the Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

FOUNDERS:

/s/ Howard Lerman
Howard Lerman

/s/ Brian Distelburger
Brian Distelburger

/s/ Brent Metz
Brent Metz

[Signature Page to Yext, Inc. First Amendment to
the Fifth Amended and Restated Voting Agreement]

SECOND AMENDMENT

TO

FIFTH AMENDED AND RESTATED VOTING AGREEMENT

This Second Amendment (this “Amendment”), entered into and effective as of October 20, 2016, is made to that certain Fifth Amended and Restated Voting Agreement, dated as of May 28, 2014, as amended (the “Voting Agreement”), by and among Yext, Inc., a Delaware corporation (the “Company”), and the other parties thereto. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Voting Agreement.

WITNESSETH:

WHEREAS, the Voting Agreement governs how the stockholders of the Company have agreed to vote their shares of capital stock of the Company with respect to certain matters regarding, among other matters, the designation and election of members of the Board of Directors of the Company (the “Board”);

WHEREAS, the undersigned parties desire to amend the Voting Agreement to expand the size of the Board from seven (7) to nine (9) members and to provide that three (3) of the four (4) directors elected by holders of shares of Common Stock and Preferred Stock, voting together as a single class and on an as-converted basis, shall be independent directors designated by, and mutually and reasonably acceptable to, the other members of the Board;

WHEREAS, pursuant to Section 6.8 of the Voting Agreement, the Voting Agreement may be, subject to certain inapplicable special amendment rights, amended only with a written instrument executed by (a) the Company, (b) the Key Holders holding at least sixty percent (60%) of the Shares (calculated on an as-converted basis) then held by all of the Key Holders, which holders shall include, for so long as any Active Founder is then serving as a full-time employee, at least one Active Founder who is then serving as a full-time employee of the Company; provided, that at such time, the Founders (together with any AF Trusts established by them), collectively, hold at least one-third (1/3) of the Shares (calculated on an as-converted basis) then held by all of the Key Holders; and (c) the holders of at least a majority of the shares of Common Stock issued or issuable upon conversion of the shares of Preferred Stock held by the Investors (voting as a single class and on an as-converted basis) (the foregoing clauses (a) through (c), the “Requisite Parties”); and

WHEREAS, the undersigned parties constitute the Requisite Parties.

NOW, THEREFORE, in exchange for good and valuable consideration including, without limitation, the covenants contained herein, the sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and the Requisite Parties hereby agree as follows:

1.                                      Amendment to Section 1. Subsection 1.1 of Section 1 of the Voting Agreement is hereby amended by deleting the first sentence of Subsection 1.1 of Section 1 of the Voting Agreement in its entirety and replacing it with the following in substitution therefor:

“1.1                         Size of the Board. Each Stockholder agrees to vote, or cause to be voted, all shares owned by such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that the size of the Board shall be set and remain at nine (9) directors.”

2.                                      Amendment to Section 1. Subsection 1.2(d) of Section 1 of the Voting Agreement is hereby amended by deleting Subsection 1.2(d) of Section 1 of the Voting Agreement in its entirety and replacing it with the following in substitution therefor:

“(d)                           At each election of directors in which the holders of shares of Common Stock and Preferred Stock, voting together as a single class, are entitled to elect a member of the Board”

(i) one (1) individual who shall be mutually acceptable to (x) the Active Founders who are then serving as full-time employees of the Company and (y) the individuals designated as Board members pursuant to Sections 1.2(a), 1.2(b) and 1.2(c) above, which individual shall initially be Michael Walrath; provided that, in the event that Michael Walrath resigns or is removed from the Board for any reason, his replacement director shall be mutually acceptable to the (x) Active Founders who are then serving as full-time employees of the Company, (y) individuals designated as Board members pursuant to Sections 1.2(a), 1.2(b) and 1.2(c) above and (z) holders of at least a majority of the shares of Series E Preferred Stock, voting together as a separate class; and

(ii) three (3) individuals who have been designated by the Board as being mutually and reasonably acceptable to each of the other members of the Board and who are not otherwise Affiliates of the Company or any Stockholder, which individuals shall initially be Julie Richardson, Phillip Fernandez and one vacancy to be designated pursuant to the terms of this Agreement.”

3.                                      Miscellaneous.

(a)                                 Except as expressly amended by this Amendment, the terms and provisions of the Voting Agreement shall continue in full force and effect. No reference to this Amendment need be made in any instrument or document making reference to the Voting Agreement; any reference to the Voting Agreement in any such instrument or document shall be deemed a reference to the Voting Agreement as amended hereby. The Voting Agreement as amended hereby shall be binding upon the parties thereto and their respective assigns and successors.

2

(b)                                 To the extent that the General Corporation Law of the State of Delaware (the “DGCL”) purports to apply to this Amendment, the DGCL shall apply. In all other cases, this Amendment and any and all matters arising directly or indirectly herefrom shall be governed and construed and enforced in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely in such state, without giving effect to the conflict or choice of law principles thereof.

(c)                                  This Amendment may be executed in separate counterparts, each such counterpart deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

[Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

YEXT, INC.

By:	/s/ Ho Shin
Name:	Ho Shin
Title:	General Counsel

Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Voting Agreement

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

INSIGHT VENTURE PARTNERS VIII, L.P.

By:	Insight Venture Associates VIII, L.P.,
its general partner
By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ Deven Parekh
Name:	Deven Parekh
Title:	Managing Director

INSIGHT VENTURE PARTNERS (CAYMAN) VIII, L.P.

By:	Insight Venture Associates VIII, L.P.,
its general partner
By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ Deven Parekh
Name:	Deven Parekh
Title:	Managing Director

INSIGHT VENTURE PARTNERS VIII (CO-INVESTORS), L.P.

By:	Insight Venture Associates VIII, L.P.,
its general partner
By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ Deven Parekh
Name:	Deven Parekh
Title:	Managing Director

Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Voting Agreement

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

INSIGHT VENTURE PARTNERS (DELAWARE) VIII, L.P.

By:	Insight Venture Associates VIII, L.P.,
its general partner
By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ Deven Parekh
Name:	Deven Parekh
Title:	Managing Director

Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Voting Agreement

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

SUTTER HILL VENTURES, A CALIFORNIA LIMITED PARTNERSHIP

By:	/s/ Robert Yin
Name:	Robert Yin
Title:	Power of Attorney

Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Voting Agreement

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

INSTITUTIONAL VENTURE PARTNERS XI, L.P.

By:	Institutional Venture Management XI, LLC,
its General Partner

By:	/s/ Jules Maltz
Name:	Jules Maltz
Title:	Managing Director

INSTITUTIONAL VENTURE PARTNERS XI, GMBH & CO. BETEILIGUNGS KG

By:	Institutional Venture Management XI, LLC,
its Managing Limited Partner

By:	/s/ Jules Maltz
Name:	Jules Maltz
Title:	Managing Director

INSTITUTIONAL VENTURE PARTNERS XII, L.P.

By:	Institutional Venture Management XII, LLC,
its General Partner

By:	/s/ Jules Maltz
Name:	Jules Maltz
Title:	Managing Director

Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Voting Agreement

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

MARKER YEXT I, L.P.

By:	Marker Yext I Manager Ltd.,
its General Partner

By:	/s/ Rick Scanlon
Name:	Rick Scanlon
Title:	Authorized Signatory

MARKER YEXT I-A, L.P.

By:	Marker Yext I Manager Ltd.,
its General Partner

By:	/s/ Rick Scanlon
Name:	Rick Scanlon
Title:	Authorized Signatory

MARKER II LP

By:	Marker II GP, Ltd.,
its General Partner

By:	/s/ Rick Scanlon
Name:	Rick Scanlon
Title:	Authorized Signatory

Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Voting Agreement

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

WGI GROUP, LLC

By:	/s/ Michael Walrath
Name:	Michael Walrath
Title:	Member

Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Voting Agreement

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

/s/ Howard Lerman
Name: Howard Lerman

/s/ Brian Distelburger
Name: Brian Distelburger

/s/ Brent Metz
Name: Brent Metz

Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Voting Agreement

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

/s/ Robert Yin
Robert Yin, under Power of Attorney on behalf of:

ACRUX PARTNERS, LP

ROSETIME PARTNERS L.P.

ROOSTER PARTNERS, LP

NESTEGG HOLDINGS, LP

GC PARTNERS LP

THE WHITE 2011 IRREVOCABLE CHILDREN’S TRUST

GREGORY P. SANDS, TRUSTEE OF GREGORY P. SANDS CHARITABLE REMAINDER UNITRUST

DOUGLAS T. MOHR AND BETH Z. MOHR, CO-TRUSTEES OF THE MOHR FAMILY TRUST U/A/D 9/28/00

THE BIRD 2011 IRREVOCABLE CHILDREN’S TRUST

DAVID E. SWEET AND ROBIN T. SWEET, AS TRUSTEES OF THE DAVID AND ROBIN SWEET LIVING TRUST, DATED 7/6/04

DAVID L. ANDERSON, TRUSTEE OF THE ANDERSON LIVING TRUST U/A/D 1/22/98

Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Voting Agreement

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

/s/ Robert Yin
Robert Yin, under Power of Attorney on behalf of:

F. GIBSON MYERS, TRUSTEE OF THE GREGORY DAVID ANDERSON TRUST A

THE LINDSAY GWENDOLYN ANDERSON 2013 IRREVOCABLE TRUST

THE OLIVER EAGLE ANDERSON 2016 IRREVOCABLE TRUST

F. GIBSON MYERS, TRUSTEE OF THE WILEY LAWRENCE ANDERSON TRUST A

THE ANDERSON 2011 IRREVOCABLE GRANDCHILDREN’S TRUST

THE SYDNEY LILLIAN ANDERSON 2010 IRREVOCABLE TRUST

STEFAN A. DYCKERHOFF AND WENDY G. DYCKERHOFF-JANSSEN, OR THEIR SUCCESSOR(S) AS TRUSTEES UNDER THE DYCKERHOFF 2001 REVOCABLE TRUST AGREEMENT DATED AUGUST 30, 2001

ANVEST, L.P.

STARFISH HOLDINGS, LP

Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Voting Agreement

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

/s/ Robert Yin
By: Robert Yin

G. LEONARD BAKER, JR. AND MARY ANNE BAKER, CO-TRUSTEES OF THE BAKER REVOCABLE TRUST U/A/D 2/3/03

SAUNDERS HOLDINGS, L.P.

YOVEST, L.P.

WILLIAM H. YOUNGER, JR., TRUSTEE OF THE WILLIAM H. YOUNGER, JR. REVOCABLE TRUST U/A/D 8/5/2009

TENCH COXE AND SIMONE OTUS COXE, CO-TRUSTEES OF THE COXE REVOCABLE TRUST U/A/D 4/23/98

JAMES C. GAITHER, TRUSTEE OF THE GAITHER REVOCABLE TRUST U/A/D 4/3/97

GREGORY P. SANDS AND SARAH J.D. SANDS AS TRUSTEES OF GREGORY P. AND SARAH J.D. SANDS TRUST AGREEMENT DATED 2/24/99

TALLACK PARTNERS, L.P.

JAMES N. WHITE AND PATRICIA A. O’BRIEN AS TRUSTEES OF THE WHITE FAMILY TRUST U/A/D 4/3/97

Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Voting Agreement

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

/s/ Robert Yin
Robert Yin, under Power of Attorney on behalf of:

JEFFREY W. BIRD AND CHRISTINA R. BIRD AS CO-TRUSTEES OF JEFFREY W. AND CHRISTINA R. BIRD TRUST AGREEMENT DATED 10/31/00

ANDREW T. SHEEHAN AND NICOLE J. SHEEHAN AS TRUSTEES OF SHEEHAN 2003 TRUST

MICHAEL L. SPEISER AND MARY ELIZABETH SPEISER, CO-TRUSTEES OF SPEISER TRUST U/A/D 7/19/06

SAMUEL J. PULLARA III AND LUCIA CHOI PULLARA, CO-TRUSTEES OF THE PULLARA REVOCABLE TRUST U/A/D 8/21/13

BARBARA NISS AS TRUSTEE OF BARBARA NISS 2013 REVOCABLE TRUST DATED DECEMBER 18, 2013

PATRICIA TOM

MICHAEL I. NAAR AND DIANE J. NAAR AS TRUSTEES OF NAAR FAMILY TRUST U/A/D 12/22/94

Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Voting Agreement

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

ROBERT YIN AND LILY YIN AS TRUSTEES OF YIN FAMILY TRUST DATED MARCH 1, 1997

By:	/s/ Robert Yin
Name:	Robert Yin
Title:	Trustee

Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Voting Agreement

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO DAVID E. SWEET (ROLLOVER)

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO YU-YING CHEN

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO DAVID L. ANDERSON

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO YU-YING CHEN (ROLLOVER)

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO PATRICIA TOM (POST)

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO DIANE J. NAAR

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO ROBERT YIN

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO PATRICIA TOM (PRE)

By:	/s/ Todd Noetzelman
Name:	Todd Noetzelman
Title:	Vice President

Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Voting Agreement

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Voting Agreement as of the date first written above.

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO TENCH COXE

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO WILLIAM H. YOUNGER, JR.

WELLS FARGO BANK N.A. FBO DAVID E. SWEET ROTH IRA

WELLS FARGO BANK N.A. FBO TENCH COXE ROTH IRA

WELLS FARGO BANK N.A. FBO G. LEONARD BAKER, JR. ROTH IRA

By:	/s/ Todd Noetzelman
Name:	Todd Noetzelman
Title:	Vice President

Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Voting Agreement